2. SIGNIFICANT ACCOUNTING POLICIES (Details 2) - USD ($) $ in Thousands	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Significant Accounting Policies Details 2
Accrued compensation	$ 1,805	$ 1,656	$ 1,235
Accrued professional fees	71	161	154
Deferred rent	6	13	36
Accrued warranty	53	58	82
Accrued vacation	172	175	177
Accrued interest	160	0	0
Accrued dividends	295	296	167
Other accrued expenses	159	311	56
Total	$ 2,721	$ 2,670	$ 1,907